Exhibit 10.2

Execution Version

FIRST Amendment to Credit Agreement

This FIRST Amendment to Credit Agreement (this “First Amendment”), dated as of May 1, 2020 (the “First Amendment Effective Date”), is among FALCON MINERALS OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders that is a signatory hereto; and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), as Collateral Agent, Swingline Lender, and an Issuing Bank.

Recitals

A.

The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 23, 2018 (the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.

The parties hereto desire to enter into this First Amendment to, among other things, (i) evidence the reduction of the Borrowing Base from $90,000,000 to $70,000,000 as set forth in Section 3 herein and (ii) amend the Credit Agreement as set forth herein, in each case, effective as of the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby.

Section 2.Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1Additional Definitions.  Section 1.1 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“First Amendment” means that certain First Amendment to Credit Agreement dated as of the First Amendment Effective Date, among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means May 1, 2020.

2.2Restated Definitions. The following definition contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Credit Documents” means this Agreement, the First Amendment, the Guarantee, the Security Documents, each Letter of Credit, any promissory notes issued by the Borrower under this Agreement, any Extension Amendment, any Incremental Agreement and any intercreditor agreement with respect to the Facility entered into on or after the Closing Date to which the Collateral Agent is party.

2.3Amended Definitions.The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended as follows:

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(a) “Consolidated Total Debt” is hereby amended by replacing the reference to “$62,500,000” appearing in clause (y) therein with “$35,000,000”; and

(b)    “ Unrestricted Subsidiary” is hereby amended by replacing the reference to “10.0%” therein with “15.0%”.

2.4Amendments to Section 10.5 of the Credit Agreement.  Section 10.5 of the Credit Agreement is hereby amended by replacing the reference to “10.0%” appearing in clause (j)(ii) therein with “15.0%”.

2.5Amendment to Section 10.6 of the Credit Agreement.  Clause (i) of Section 10.6 of the Credit Agreement is hereby amended by replacing the reference to “ten percent (10.0%)” appearing in clause (ii) therein with “fifteen percent (15.0%)”.

2.6Amendment to Section 10.7 of the Credit Agreement.  Clause (a) of Section 10.7 of the Credit Agreement is hereby amended by replacing the reference to “10.0%” appearing in clause (iii) therein with “15.0%”.

2.7Amendment to Section 13 of the Credit Agreement.  Section 13 of the Credit Agreement is hereby amended by adding a new Section 13.25 immediately after Section 13.24 therein to read in full as follows:

13.25Acknowledgement Regarding Any Supported QFCs.  To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)As used in this Section 13.25, the following terms shall have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. § 1841(k)) of such party.

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“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

Section 3.Borrowing Base.  In reliance on the covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and the Lenders have redetermined the Borrowing Base and agree that the Borrowing Base shall be, effective as of the First Amendment Effective Date, reduced from $90,000,000 to $70,000,000, and the Borrowing Base shall remain at $70,000,000 until the next Scheduled Redetermination, Interim Redetermination or other redetermination or adjustment of the Borrowing Base thereafter in accordance with the terms of the Credit Agreement.  The Borrower and the Lenders acknowledge that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination scheduled for on or about April 1, 2020 for purposes of Section 2.14(b) of the Credit Agreement, as amended hereby.

Section 4.Conditions Precedent.  The effectiveness of this First Amendment is subject to the following:

4.1Counterparts.  The Administrative Agent shall have received counterparts of this First Amendment from the Credit Parties and Lenders constituting the Required Lenders.

Section 5.Miscellaneous.

5.1Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2Ratification and Affirmation of Credit Parties.  Each of the Credit Parties hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guarantee, the Security Documents and the other Credit Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee, the Security Documents and the other Credit Documents to which it is a party, (iv) agrees that its guarantee under the Guarantee, the Security Documents and the other Credit Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct

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in all material respects as of such earlier date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates), (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this First Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this First Amendment, no Borrowing Base Deficiency, Default or Event of Default exists as of the date hereof.

5.3Counterparts.  This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts(including by facsimile or other electronic transmission, i.e. a “pdf” or a “tif”), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5.4No Oral Agreement.  This written First Amendment, the Credit Agreement and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, any Agent nor any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

5.5Governing Law.  This First Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

5.6Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, Attorney Costs of counsel to the Administrative Agent, in accordance with Section 13.5 of the Credit Agreement.

5.7Severability.  Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.9Electronic Execution of Certain Documents.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this First Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act (as adopted in the State of Texas), or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow.]

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The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:	FALCON MINERALS OPERATING PARTNERSHIP, LP, a Delaware limited partnership
By: Falcon Minerals GP, LLC, its general partner

By:

Name:

Title:

[Signature Page to First Amendment to Credit Agreement–Falcon Minerals Operating Partnership, LP]

GUARANTORS:	DGK ORRI COMPANY, L.P.
By: Falcon Minerals GP, LLC, its general partner

By:

Name:

Title:

VICKICRISTINA, L.P.

By: Falcon Minerals GP, LLC, its general partner

By:

Name:

Title:

NOBLE EF DLG LP

By: Noble EF DLG GP LLC, its general partner

By: Falcon Minerals Operating Partnership, LP, its sole member

By: Falcon Minerals GP, LLC, its general partner

By:

Name:

Title:

NOBLE EF DLG GP LLC

By: Falcon Minerals Operating Partnership, LP, its sole member

By: Falcon Minerals GP, LLC, its general partner

By:

Name:

Title:

[Signature Page to First Amendment to Credit Agreement–Falcon Minerals Operating Partnership, LP]

NOBLE EF GP LLC

By: Falcon Minerals Operating Partnership, LP, its sole member

By: Falcon Minerals GP, LLC, its general partner

By:

Name:

Title:

NOBLE MARCELLUS LP

By: Noble Marcellus GP, LLC, its general partner

By: Falcon Minerals Operating Partnership, LP, its sole member

By: Falcon Minerals GP, LLC, its general partner

By:

Name:

Title:

NOBLE MARCELLUS GP, LLC

By: Falcon Minerals Operating Partnership, LP, its sole member

By: Falcon Minerals GP, LLC, its general partner

By:

Name:

Title:

[Signature Page to First Amendment to Credit Agreement–Falcon Minerals Operating Partnership, LP]

CITIBANK, N.A.,

as the Administrative Agent and the Collateral Agent

By:

Name:

Title:

CITIBANK, N.A.,

as a Swingline Lender, an Issuing Bank and a Lender

By:

Name:

Title:

[Signature Page to First Amendment to Credit Agreement–Falcon Minerals Operating Partnership, LP]

[                                           ],
as a Lender

By:

Name:

Title:

[Signature Page to First Amendment to Credit Agreement–Falcon Minerals Operating Partnership, LP]